

Immunic THERAPEUTICS

# Immunic Therapeutics

## Positive Data from Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis

NASDAQ: IMUX | April 30, 2025

# Cautionary Note Regarding Forward-Looking Statements

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→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

# Positive Data from Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis

## Today's Speakers



### Daniel Vitt, PhD
Chief Executive Officer



### Jason Tardio
President &
Chief Operating Officer



### Andreas Muehler, MD, MBA
Chief Medical Officer



### Jessica Breu
Vice President Investor Relations & Communications

# Vidofludimus Calcium: Clinical Trials Overview in Multiple Sclerosis (MS)


ENSURE-2
Phase 3
RELAPSING MS
Actively recruiting, n=1050 patients planned
H2/2026
Completion
(expected)
ENSURE-1
Phase 3
RELAPSING MS
Actively recruiting, n=1050 patients planned
Q2/2026
Completion
(expected)
CALLIPER
Phase 2
PROGRESSIVE MS
Reduced CDW in PPMS and naSPMS
Open-label
extension ongoing
EMPhASIS
Phase 2
RELAPSING-
REMITTING MS
Study met primary and
key secondary endpoints
Open-label
extension ongoing
2019
2020
2021
2022
2023
2024
2025
2026
2027
Today

CDW: confirmed disability worsening; PPMS: primary progressive multiple sclerosis; naSPMS: non-active secondary progressive multiple sclerosis

Phase 2 CALLIPER Trial

# Vidofludimus Calcium in Progressive Multiple Sclerosis

# Vidofludimus Calcium Has the Potential to be the First and Only Oral DMT Approved for Both Relapsing and Progressive MS

VIDO

| Relapsing MS (RMS) | Progressive MS (PMS) | |
|---|---|---|

### Relapsing MS

- Relapses and MRI lesions dominate clinical course (RRMS)
- Fewer relapses and lesions with continuous disability progression (aSPMS)


Disability Worsening
Relapse
RRMS
aSPMS
Time

~900,000 patients diagnosed

### Non-Active SPMS

Relapses have stopped, but disability progression continues


Disability Worsening
RMS
Phase
Time

~175,000 patients diagnosed

### Primary Progressive MS

Disability worsening without relapses from the start


Disability Worsening
Time

~120,000 patients diagnosed

**DHODH Inhibition**

**Nurr1 Activation**

Relapses and focal inflammation

Smoldering disease and neurodegeneration

DMT: disease-modifying therapy; MS: multiple sclerosis; RRMS: relapsing-remitting MS; SPMS: secondary progressive MS; aSPMS: active SPMS; MRI: magnetic resonance imaging; Nurr1: nuclear receptor-related 1; DHODH: dihydroorotate dehydrogenase

# Regardless of the Subtype, the Outcome of Every Patient Journey in Multiple Sclerosis Is Physical and/or Cognitive Disability


1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
9.5
10

**1.0**
No disability, minimal signs of MS

**3.0**
Moderate disability in one system, or mild disability in up to four systems. No impairment to walking

**5.0**
Disability severe enough to impair full daily activities, able to walk without aid for 200m

**6.0**
Requires a walking aid, cane, crutch, etc. – to walk 100m

**7.5**
Unable to take more than a few steps. Restricted to wheelchair

**9.0**
Confined to bed, can still communicate and eat

**10**
Death by MS

**While over 15 anti-inflammatory treatments exist for relapsing multiple sclerosis, <u>there is no therapy available that</u> directly impacts the neurodegeneration driving disability progression**



# Why Did Immunic Conduct the Exploratory CALLIPER Trial in Patients With Progressive Multiple Sclerosis?

## Objectives of the Exploratory Phase 2 CALLIPER Trial


VIDO

- **Scientific: Does vidofludimus calcium show signs of direct neuroprotection in multiple sclerosis via its mechanism of Nurr1 activation?**
- **Clinical: Can vidofludimus calcium make a clinically meaningful impact in progressive multiple sclerosis patients?**
  - Can it reduce disability worsening?
  - Are other clinical datapoints impacted?
  - Is the safety and tolerability profile favorable as in previous studies?
- **Commercial: Which progressive multiple sclerosis indications should be further pursued with vidofludimus calcium in confirmatory trials?**

Immunic THERAPEUTICS

# CALLIPER: Phase 2 Clinical Trial in Progressive Multiple Sclerosis
## NCT05054140



Screening Period
Main Treatment Period (Blinded)
Extension (Open-Label)
R
45 mg IMU-838 (N=235)
Placebo (N=232)
45 mg IMU-838
Interim Biomarker Analysis
Main Analysis
D-28 to -3
D-8 to-1
D1
W24
W48
W72
EoMT+ up tp 120 Weeks
Visits every 12 weeks
MRI every 24 weeks

Coordinating Investigator: Robert J. Fox, M.D., Cleveland Clinic

### Multicenter, Randomized, Double-Blind, Placebo-Controlled Phase 2 Trial

- 467 adult patients, aged 18 to 65 years, enrolled at more than 70 sites in North America, Western, Central and Eastern Europe
  - PPMS or SPMS diagnosis (revised McDonald criteria 2017)
  - EDSS score at screening between 3.0 to 6.5
  - No relapse in last 24 months before randomization
  - Evidence of disability progression
- Randomization to 45 mg vidofludimus calcium or placebo QD
- Blinded main treatment period up to 120 weeks
- Optional, approximately 8-year, open-label extension period

EoMT: end of main treatment period, either at Week 120 or when last enrolled patient reached Week 72
R: randomization; D: day; W: week; EoMT: end of main treatment period; MRI: magnetic resonance imaging; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; EDSS: Expanded Disability Status Scale; QD: quaque die = once-daily

Top-Line Data Phase 2 CALLIPER Trial

# Baseline and Patient Characteristics

# CALLIPER: Patient Demographics and Baseline Characteristics

## Total Study Population of 467 Enrolled Patients

### Progressive Disease Subtypes



N=152
32.5%
N=268
57.4%
N=47
10.1%
Primary progressive MS
Non-active secondary progressive MS
Active secondary progressive MS
Total N=467

### Baseline Characteristics

| Baseline Patient Characteristics | Total (N=467) |
|---|---|
| Age [years], median (min-max) | 51.0 (21-65) |
| Gender (n and % female) | 302 (64.7%) |
| Race (n and % White) | 460 (98.7%) |
| BMI [kg/m^2], median (min-max) | 25.0 [15.8 – 46.6] |
| SDMT [points], median (min-max) | 35.0 [0-180] |
| EDSS at Visit 1, median (min-max) | 5.5 [2.5-6.5] |
| MS relapses during last 24 months, median (min-max) | 0.0 [0-0] |
| Gd+ lesions at baseline MRI (%) | 16.3% |

Baseline characteristics initially assessed by the investigators when patients entered screening based on history. These data summarize the disease subtype as assessed by the investigator at the time of randomization. A small number of patients changed their subtype (in particular from non-active to active disease) due to events during the screening period. Definition non-active SPMS (according to CALLIPER protocol): no evidence of relapse in the last 24 months before randomization, AND patients showing no evidence of Gd+ MRI lesions in the brain or spinal cord in the last 12 months; definition non-relapsing SPMS: no evidence of relapse in the last 24 months before randomization / BMI: body mass index; SDMT: Symbol Digit Modalities Test; EDSS: Expanded Disability Status Scale; Gd+: gadolinium-enhancing; MRI: magnetic resonance imaging

Immunic THERAPEUTICS

Top-Line Data Phase 2 CALLIPER Trial

# Clinical Endpoints

# Vidofludimus Calcium Showed Substantial Reduction of 24wCDW-EDSS Events

# Vidofludimus Calcium Reduced Relative Risk of 24wCDW in Overall Study Population and Subtypes Compared to Placebo

| Proportion of Patients With 24wCDW Events | Overall CALLIPER Patient Population (N=467) | PPMS (N=152) | naSPMS (N=268) |
|---|---|---|---|
| Vidofludimus Calcium | 16.2% | 19.5% | 14.1% |
| Placebo | 20.3% | 28.0% | 16.5% |
| Relative Risk Ratio for 24wCDW | 0.80 | 0.70 | 0.85 |
| **Relative Risk Reduction for 24wCDW** | **20%** | **30%** | **15%** |

Based on intent-to-treat population (ITT), patients are analyzed as randomized; 24wCDW: 24-week confirmed disability worsening; naSPMS: non-active secondary progressive multiple sclerosis; PPMS: primary progressive multiple sclerosis
24-week confirmed disability worsening based on EDSS scale (24wCDW), total of 85 events in the intent-to-treat population of CALLIPER trial
Data displayed for the reduction of risk of occurrence of 24wCDW events, percentages refer to the rate of 24wCDW in each of the treatment arms per disease subtype. Disease subtype as per investigator diagnosis at screening.

# Comparison CALLIPER Versus ORATORIO Trials in PPMS Population

| | ORATORIO* | CALLIPER |
|---|---|---|
| | (N=732) | (N=152) |
| Mean Age (Years) | 44.6 | 47.4 |
| Female (N,%) | 361 (49.3%) | 93 (61.1%) |
| EDSS - Mean | 4.7 | 4.9 |
| EDSS - Median | 4.5 | 4.5 |
| Gd+ Lesions at Baseline MRI (N,%) | 26.6% | 17.8% |
| **Relative Risk Reduction of 24wCDW, Active Over Placebo** | **25%** | **30%** |

* Clinical Review Report: Ocrelizumab (Ocrevus): (Hoffmann-La Roche Limited): Indication: Management of adult patients with early primary progressive multiple sclerosis as defined by disease duration and level of disability, in conjunction with imaging features characteristic of inflammatory activity [Internet]. Ottawa (ON): Canadian Agency for Drugs and Technologies in Health; 2018 May. Results. Available from: https://www.ncbi.nlm.nih.gov/books/NBK533357/

PPMS: primary progressive multiple sclerosis; EDSS: Expanded Disability Status Scale; Gd+: gadolinium-enhancing lesions found on T1-weighted MRI images; MRI: magnetic resonance imaging; 24wCDW: 24-week confirmed disability worsening

Immunic THERAPEUTICS

# Vidofludimus Calcium Reduced Relative Risk of 24wCDW Events in Patients Without Gd+ Lesions at Baseline

Proportion and number of patients without Gd+ lesions at baseline with 24wCDW EDSS in vidofludimus calcium group (N=197) compared to placebo (N=194)

% of patients with 24wCDW of the total number in the respective treatment group



29%
Relative
Risk Reduction
20.1%
n=39
14.2%
n=28
Vidofludimus Calcium
Placebo

## Reduction of 24wCDW Events by 29% in Patients With Highest Need

- 391 of 467 patients had no Gd+ lesions at baseline
- In this group, vidofludimus calcium reduced 24wCDW events by 29%, with relative risk ratio of RR=0.71
- **Precisely the patients who were largely shown to not benefit from current anti-inflammatory therapies**
- **Underlines neuroprotective effect of Nurr1 activation by vidofludimus calcium**

24wCDW: 24-week confirmed disability worsening; Gd+: gadolinium-enhancing; EDSS: Expanded Disability Status Scale; Nurr1: nuclear receptor-related 1

CALLIPER successfully demonstrated the neuroprotective potential of vidofludimus calcium in PMS patients

Clinically meaningful risk reduction of confirmed disability worsening of 20% in overall PMS population and even more prominent 30% reduction in PPMS population

Top-Line Data Phase 2 CALLIPER Trial

# Magnetic Resonance Imaging (MRI) Endpoints

# Brain Atrophy Endpoints Consistently Demonstrated Beneficial Effect of Vidofludimus Calcium Compared to Placebo

**Change in Whole Brain Volume** - All Patients
Re-Baselined at 6 Months



Change in LS Mean from Baseline
0
-0.2
-0.4
-0.6
-0.8
-1
6
12
18
24
Months
Vidofludimus calcium
Placebo

**Change in Thalamus Volume** - All Patients



Change in LS Mean from Baseline
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
0
6
12
18
24
Months
Vidofludimus calcium
Placebo

- Modest benefit on exploratory primary MRI endpoint: decreased annualized rate of whole brain atrophy: 5% improvement of vidofludimus calcium compared to placebo at 24 months
- Substantially reduced annualized rate of thalamic brain volume loss by 20% in patients with PMS compared to placebo at 24 months
  - Change in thalamus volume is more sensitive MRI atrophy measure in PMS[1,2,3]
  - Thalamic atrophy is prevalent in PMS[4,5] and data have shown strong associations between thalamic atrophy and clinical disability progression[6]

[1] Moccia M et al., Multiple Sclerosis Journal Volume 23, Issue 12, October 2017 [2] Azevedo CJ et al., Ann Neurol. 2018 Feb;83(2):223-234 [3] Azevedo CJ et al., Ann Neurol 2018 Jan 12; [e pub] [4] Cao Y et al., Neuropsychol Rev 2021 [5] Mesaros S et al., AJNR Am J Neuroradiol 2011;32:1016–1020 [6] Schoonheim MM et al., Mult Scler 2021:13524585211008743

MRI: magnetic resonance imaging; LS: least square; PBVC = percent brain volume change (using the Siena method); intent to treat population (all patients are analyzed as randomized)

For the calculation of least square means, patients with a valid baseline MRI are considered. Missing values are calculated based on the analysis set. Estimates are obtained from a random intercept, random slope mixed model, accounting for treatment effect and stratified by the randomization strata (disease type and baseline EDSS score). Convergence and positive estimated G matrix was achieved with an Autoregressive Order One (AR(1)) covariance matrix. The annualized rate of PBVC is the population slope within treatment group as change from baseline. The effect estimate of the treatment difference is equivalent to the difference between annualized rates. For the primary estimand, data collected up to 30 days after the onset date of a post-baseline relapse or between the start and 30 days after the end of any rescue medication intake were set to missing. Data after treatment discontinuation was included in the analysis.

# Vidofludimus Calcium Substantially Lowered Volume of New/Enlarging T2 Lesions Compared to Placebo


% Change from Baseline
3
1.5
0
-1
0
6
12
18
24
Time (months)
2.97%
-0.22%
Vidofludimus Calcium
Placebo

- Change of T2 lesion volume ($cm^3$) gets steadily worse compared to baseline in placebo patients while remaining stable in vidofludimus calcium patients ($p=0.016$)
- Volume change different between arms at every time point in the study

| | Percent Change |
|---|---|
| Vidofludimus Calcium | -0.22% |
| Placebo | +2.97% |
| Benefit Vidofludimus Calcium Over Placebo at Month 24 | 3.19% |

T2 lesion load: volume of lesions on T2-weighted magnetic resonance images; intent-to-treat population (all patients are analyzed as randomized)
Estimates obtained from a random intercept, random slope mixed model, accounting for treatment effect and stratified by the randomization strata (disease type and baseline EDSS score). Significance of the difference assessed with the time by treatment interaction term. The population slope within treatment group as change from baseline. For the primary estimand, data collected up to 30 days after the onset date of a post-baseline relapse or between the start and 30 days after the end of any rescue medication intake were set to missing. Data after treatment discontinuation was included in the analysis.

Top-Line Data Phase 2 CALLIPER Trial

# Safety and Tolerability

# Top-Line Data Confirmed Favorable Safety and Tolerability Profile of Vidofludimus Calcium Observed in Previous Clinical Trials

**Number of Patients With Any TEAE and SAE**

| | Vidofludimus Calcium N=235 | Placebo N=233 |
|---|---|---|
| Any TEAE, n(%) | 163 (69.4) | 159 (68.5) |
| Any SAE n(%) | 19 (8.1) | 15 (6.5) |

- No new safety signals identified
- Occurrence of TEAEs and SAEs with similar frequency in both treatment arms

**Five Most Common TEAE Events**

| | Vidofludimus Calcium | Placebo | Total |
|---|---|---|---|
| Urinary tract infection | 161 | 152 | 313 |
| Upper respiratory infection | 57 | 49 | 106 |
| Headache | 16 | 42 | 58 |
| Back pain | 11 | 24 | 35 |
| Fall | 15 | 17 | 32 |

**Most Common SAE Events** (all SAE with total incidence >1)

| | Vidofludimus Calcium | Placebo | Total |
|---|---|---|---|
| Pyelonephritis | 1 | 1 | 2 |
| Femoral neck fracture | 0 | 2 | 2 |
| Femur fracture | 0 | 2 | 2 |
| Vertigo | 2 | 0 | 2 |

TEAE: treatment-emergent adverse event; SAE: serious adverse event
Safety Population contains any patient who received at least 1 dose of study drug, Vidofludimus calcium (N=235), Placebo (N=232), Total (N=467). All other SAE not listed had only single occurrences in the CALLIPER trial.

Top-Line Data Phase 2 CALLIPER Trial

# Commercial Background

# Huge Unmet Medical Need Exists in PPMS, An Underdiagnosed and Tougher to Treat Patient Population



- PPMS, which affects **10-15% of people diagnosed with MS**, is characterized by a steady worsening of neurological function from the beginning of the disease, without distinct relapses or periods of remission
- Compared with RMS, PPMS is clinically associated with **greater symptom severity** and **functional impairment, higher rates of unemployment** and **hospitalization, greater economic burden,** and a more **substantial impact on health-related quality of life**
- **~120,000 patients diagnosed** (US & EU5), of which only ~54,000 (45%) are currently treated by disease-modifying therapies
- **Underdiagnosed and undertreated**, due to lack of safe, effective and convenient treatments (only one approved therapy)

PPMS: primary progressive multiple sclerosis; RMS: relapsing multiple sclerosis / Gross HJ, Watson C. Neuropsychiatr Dis Treat. 2017;13:1349–1357; National Multiple Sclerosis Society website: https://www.nationalmssociety.org/understanding-ms/what-is-ms/types-of-ms/primary-progressive-ms; Patient numbers sourced via internal Immunic analysis and 2024 Multiple Sclerosis Landscape and Forecast report by Decision Resources Group Part of Clarivate; EU5 countries: France, Germany, Italy, Spain, and United Kingdom

Immunic THERAPEUTICS

# Even With an Approved Therapy, Neurologists Still Identify New DMTs to Treat PPMS as an Area of High Unmet Need in MS



High Level of Unmet Needs for New DMTs
% of respondents selecting high (8-10 on a 10-point scale)
New products to treat PIRA
New DMTs for PPMS
New DMTs for naSPMS
New DMTs for aSPMS
New DMTs for RRMS
0%
10%
20%
30%
40%
50%
60%
70%
80%
MS Treating Neurologists (n=100)

"We need a safe and effective oral treatment for PPMS."

"Always room for improved efficacy, particularly for primary progressive MS without safety/tolerability concerns."

"I would say that treatment of progressive MS is the biggest challenge. I don't think there are any good treatments for secondary or primary progressive MS."

DMT: disease-modifying therapy; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive MS; aSPMS: active SPMS; RRMS: relapsing-remitting MS; PIRA: progression independent of relapse activity / Spherix Global Insights Realtime Dynamic Multiple Sclerosis report Q3 2024; quotes provided by participating neurologists

Immunic THERAPEUTICS

# Currently Approved Therapy Does Not Address PPMS Patient Needs



Non-immunosuppressant mode of action:

- B-cell depletion significantly reduces the body's immune response, making patients more susceptible to various infections, including opportunistic ones. This is a major concern, particularly in PPMS where the disease course is progressive and immune system function is already potentially compromised.
- Vaccine responses are significantly blunted in patients on B-cell depleting therapies, adding to concerns with an age-dependent decreased immune response.

Convenience:

- Patients with PPMS may experience difficulties with mobility and fatigue, making it hard to travel to and from infusion appointments.

Lack of complex monitoring:

- Safety monitoring for anti-CD20 therapy involves regular monitoring of immunoglobulin levels, vigilance for infusion reactions, and ongoing surveillance for potential opportunistic infections, particularly those associated with hypogammaglobulinemia. Routine laboratory monitoring includes CBC, CD19 count, IgG, IgM and HCG in women of childbearing age.

PPMS: primary progressive multiple sclerosis / Garg H, Bush S, Gappmaier E. Int J MS Care. 2016 Mar-Apr;18(2):71-7; Safety Monitoring of Disease-Modifying Therapies in Multiple Sclerosis: https://practicalneurology.com/diseases-diagnoses/ms-immune-disorders/safety-monitoring-of-disease-modifying-therapies-in-multiple-sclerosis/32085/#:~:text=Anti%2DCD20%20therapies%20require%20baseline%20CBC%20with%20differential,planning%20because%20of%20prolonged%20intervals%20between%20dosing

# Global Market for PPMS Treatment Estimated to Be $6+ Billion But Less Than Half of All Diagnosed Patients Are Treated Today

**~120K**

diagnosed PPMS patients in the US & EU5

**45%**

of diagnosed PPMS patients are currently on a DMT

**~$2.7B**

in PPMS sales for the only approved product

**Total global market for PPMS estimated to be $6B+ and expected to grow with the approval and increased availability of new medicines**

PPMS: primary progressive multiple sclerosis; DMT: disease-modifying therapy; K: thousand; B: billion / Patient and market size numbers sourced via internal Immunic analysis and 2024 Multiple Sclerosis Landscape and Forecast report by Decision Resources Group Part of Clarivate; EU5 countries: France, Germany, Italy, Spain, and United Kingdom; TD Cowen Therapeutic Categories Outlook Comprehensive Study – Multiple Sclerosis October 2024

# Vidofludimus Calcium: Derisked Near-Term Opportunity With $3-7 Billion Peak Potential

| | RMS | naSPMS | PPMS |
|---|---|---|---|
| Indication | RMS | naSPMS | PPMS |
| Status | Phase 3 | Phase 3-ready | Phase 3-ready |
| Clinical Evidence | 76% reduction in new Gd+ lesions (Phase 2) | 15% relative risk reduction in 24-week CDW (Phase 2) | 30% relative risk reduction in 24-week CDW (Phase 2) |
| Eligible Population | **~900K** | **~175K** | **~120K** |
| Next Milestones | Phase 3 completion expected **2026** | End of phase 2 meeting with regulators **TBD** | End of phase 2 meeting with regulators **TBD** |
| Potential Peak Sales | **$1-2B** | **$1-2B** | **$2-3B** |

Patient and market size numbers sourced via internal Immunic analysis and 2024 Multiple Sclerosis Landscape and Forecast report by Decision Resources Group Part of Clarivate

RMS: relapsing MS; naSPMS: non-active secondary progressive MS; PPMS: primary progressive MS; Gd+: gadolinium-enhancing; CDW: confirmed disability worsening; K: thousand; B: billion

Immunic THERAPEUTICS

# Vidofludimus Calcium Has the Potential to Transform the Oral Multiple Sclerosis DMT Market


30
VIDO

## Designed to Combine the Best of Two Worlds: Neuroprotection and Relapse Prevention

**First-in-class, dual mode of action** approach designed to address the **full spectrum of disease:**

- Nurr1 activation provides **direct neuroprotective effects**
- DHODH inhibition is associated with **anti-inflammatory effects**

---

Oral DMT category: Aims for **best-in-class benefit / risk profile** by combining **strong efficacy** with **safety**, **tolerability**, and **once-daily** convenience

---

No first-dose or on-treatment monitoring makes it an **easy start or switch to therapy**

---

No anticipated black box warnings or serious infection risk (e.g., PML, malignancies, etc.)

→ **If approved, peak sales potential for vidofludimus calcium of $2-6 billion[1]**

DMT: disease-modifying therapy; Nurr1: nuclear receptor-related 1; DHODH: dihydroorotate dehydrogenase; PML: progressive multifocal leukoencephalopathy [1] Based on Immunic internal market research

Top-Line Data Phase 2 CALLIPER Trial

# Conclusions and Outlook

*"We are delighted about the phase 2 CALLIPER results showing that vidofludimus calcium outperformed historic trials in PPMS regarding numerical reduction of disability progression events."*

# CALLIPER Data Paves Way for Potential Registrational Study in PPMS

## Data Impressively Confirms Main Objectives of this Exploratory Phase 2 Clinical Trial



- Achieved unprecedented proof of concept, in particular, regarding the key medical and future phase 3 endpoint of confirmed disability progression – not only for primary progressive multiple sclerosis but also for non-active secondary progressive multiple sclerosis
- Vidofludimus calcium addresses a $6+ billion market in PPMS, alone, where currently only one therapy is approved
- Results to be discussed with healthcare authorities to determine appropriate next steps for vidofludimus calcium in progressive multiple sclerosis, including potential application for breakthrough designation

Market size numbers sourced via internal Immunic analysis

Immunic THERAPEUTICS

Top-Line Data Phase 2 CALLIPER Trial

# Q&A Session

Top-Line Data Phase 2 CALLIPER Trial

# Summary

# Positive Data from Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis



- Reduced relative risk of 24wCDW by 20% in overall study population; even more prominent 30% reduction in high unmet need population of PPMS
- Remarkable 29% reduction of disability worsening in patients without baseline inflammatory lesions in overall study population
- Confirmed favorable safety and tolerability observed in previous clinical trials; no new safety signals identified
- As of April 2025, more than 375 patients continue to be treated in open-label extension phase of CALLIPER trial
- Underlines Nurr1 activation as new mode of action for preventing neurodegeneration in MS and substantiates impact on disability accumulation by both PIRA and RAW
- Further de-risks ongoing phase 3 ENSURE program with potential to offer relapsing MS patients an oral, safe and neuroprotective treatment early in the disease

# Vidofludimus Calcium:
# Clinical Trials Overview in Multiple Sclerosis (MS)



ENSURE-2
Phase 3
RELAPSING MS
Actively recruiting, n=1050 patients planned
H2/2026
Completion
(expected)
ENSURE-1
Phase 3
RELAPSING MS
Actively recruiting, n=1050 patients planned
Q2/2026
Completion
(expected)
CALLIPER
Phase 2
PROGRESSIVE MS
Reduced CDW in PPMS and naSPMS
Open-label
extension ongoing
EMPhASIS
Phase 2
RELAPSING-
REMITTING MS
Study met primary and
key secondary endpoints
Open-label
extension ongoing
2019
2020
2021
2022
2023
2024
2025
2026
2027
Today

CDW: confirmed disability worsening; PPMS: primary progressive multiple sclerosis; naSPMS: non-active secondary progressive multiple sclerosis

# Thank You!



Jessica Breu

Vice President Investor Relations & Communications

Phone: +1-332-255-9819

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS

Top-Line Data Phase 2 CALLIPER Trial

## Back-up

# Large Proportion of Patients With Non-Active Disease as Compared to Historical Studies

| | CALLIPER PPMS | ORATORIO PPMS*** | CALLIPER naSPMS | EXPAND a/naSPMS** | HERCULES nrSPMS* |
|---|---|---|---|---|---|
| Gd+ at Screening | 17.8% | 22.4% | 6.8% | 21% | 12.6% |
| On-Study Relapses | 3.3% (5/152) | 16% | 7.1% (19/268) | 19% | Not reported |
| Relapses Within 24 Months Prior to Study Entry | 0% | 0% | 0% | 64% | 0% |

PMS: progressive multiple sclerosis; PPMS: primary PMS; naSPMS: non-active secondary PMS; aSPMS: active secondary PMS; nrSPMS: non-relapsing secondary PMS; Gd+: gadolinium-enhancing

*Fox R.J., Bar-Or A., Traboulsee A. et al., Presented at: 2024 ECTRIMS; September 18-20; Copenhagen, Denmark. Abstract 4027 **Kappos L. et al., EXPAND Clinical Investigators. Lancet. 2018 Mar 31;391(10127):1263-1273 ***Clinical Review Report: Ocrelizumab (Ocrevus): (Hoffmann-La Roche Limited): Ottawa (ON): Canadian Agency for Drugs and Technologies in Health; 2018 May. Results. Available from: https://www.ncbi.nlm.nih.gov/books/NBK533357/

# Comparison of Patient Characteristics for CALLIPER Trial Versus ORATORIO Trial in the PPMS Population

| | ORATORIO* | | CALLIPER | |
|---|---|---|---|---|
| | Ocrelizimab | Placebo | Vidofludimus Calcium | Placebo |
| | (N=488) | (N=244) | (N=77) | (N=75) |
| Mean Age (Years) | 44.7 | 44.4 | 47.3 | 45.3 |
| Female (N,%) | 237 (48.6%) | 124 (50.8%) | 51 (66.2%) | 42 (56.0%) |
| EDSS - Mean | 4.7 | 4.7 | 4.9 | 4.9 |
| EDSS - Median | 4.5 | 4.5 | 4.5 | 4.5 |
| **Gd+ Lesions at Baseline MRI** (N,%) | 27.5% | 24.7% | **15.6%** | **20.0%** |

* Clinical Review Report: Ocrelizumab (Ocrevus): (Hoffmann-La Roche Limited): Indication: Management of adult patients with early primary progressive multiple sclerosis as defined by disease duration and level of disability, in conjunction with imaging features characteristic of inflammatory activity [Internet]. Ottawa (ON): Canadian Agency for Drugs and Technologies in Health; 2018 May. Results. Available from: https://www.ncbi.nlm.nih.gov/books/NBK533357/

PPMS: primary progressive multiple sclerosis; VidoCa: vidofludimus calcium; EDSS: Expanded Disability Status Scale; Gd+: gadolinium-enhancing lesions found on T1-weighted MRI images; MRI: magnetic resonance imaging

# Comparison Patient Characteristics for CALLIPER Trial Versus Other Studies in the Non-Active/Non-Relapsing SPMS Population

| | HERCULES 3* | | CALLIPER | |
|---|---|---|---|---|
| | Tolebrutinib | Placebo | Vidofludimus Calcium | Placebo |
| | (N=754) | (N=377) | (N=135) | (N=133) |
| Mean Age (Years) | 48.9 | 48.9 | 51.3 | 50.9 |
| Female (N,%) | 454 (60.2%) | 242 (64.2%) | 85 (63.0%) | 93 (69.9%) |
| EDSS - Mean | 5.49 | 5.59 | 5.35 | 5.35 |
| EDSS - Median | 6.0 | 6.0 | 6.0 | 6.0 |
| **Gd+ Lesions at Baseline MRI** (%) | 12.5% | 13.1% | **7.4%** | **6.0%** |

* Fox R.J., Bar-Or A., Traboulsee A. et al., Presented at: 2024 ECTRIMS; September 18-20; Copenhagen, Denmark. Abstract 4027
SPMS: secondary progressive multiple sclerosis; VidoCa: vidofludimus calcium; EDSS: Expanded Disability Status Scale; Gd+: gadolinium-enhancing lesions found on T1-weighted MRI images; MRI: magnetic resonance imaging

# Vidofludimus Calcium Reduced Relative Risk of 24wCDW in Overall Study Population and Subtypes Compared to Placebo

| Proportion of Patients With 24wCDW Events | Overall CALLIPER Patient Population | PPMS | naSPMS |
|---|---|---|---|
| Vidofludimus Calcium | 16.2% (38/235) | 19.5% (15/77) | 14.1% (19/135) |
| Placebo | 20.3% (47/232) | 28.0% (21/75) | 16.5% (22/133) |
| Relative Risk Ratio for 24wCDW | 0.80 | 0.70 | 0.85 |
| **Relative Risk Reduction for 24wCDW** | **20%** | **30%** | **15%** |

Based on intent-to-treat population (ITT), patients are analyzed as randomized; 24wCDW: 24-week confirmed disability worsening; naSPMS: non-active secondary progressive multiple sclerosis; PPMS: primary progressive multiple sclerosis
24-week confirmed disability worsening based on EDSS scale (24wCDW), total of 85 events in the intent-to-treat population of CALLIPER trial
Data displayed for the reduction of risk of occurrence of 24wCDW events, percentages refer to the rate of 24wCDW in each of the treatment arms per disease subtype. Disease subtype as per investigator diagnosis at screening.

# Relative Risk Reduction of 24wCDW Events Shows Similar Performance in Various Non-Active Patient Subpopulations

| Proportion of Patients With 24wCDW Events | Overall CALLIPER Patient Population | Non-Active Disease | No Gd+ Lesions at Baseline | Non-Relapsing Population |
|---|---|---|---|---|
| Vidofludimus Calcium | 16.2% (38/235) | 12.1% (15/124) | 14.2% (28/197) | 14.4% (32/222) |
| Placebo | 20.3% (47/232) | 16.2% (18/111) | 20.1% (39/194) | 17.4% (38/218) |
| Relative Risk Ratio for 24wCDW | **0.80** | **0.75** | **0.71** | **0.83** |
| **Relative Risk Reduction for 24wCDW** | **20%** | **27%** | **29%** | **17%** |

→ Provides Further Evidence for the Potential Neuroprotective Effects of Vidofludimus Calcium

Based on intent-to-treat population (ITT), patients are analyzed as randomized; 24wCDW: 24-week confirmed disability worsening; naSPMS: non-active secondary progressive multiple sclerosis; PPMS: primary progressive multiple sclerosis
24-week confirmed disability worsening based on EDSS scale (24wCDW), total of 85 events in the intent-to-treat population of CALLIPER trial. Data displayed for the reduction of risk of occurrence of 24wCDW events, percentages refer to the rate of 24wCDW in each of the treatment arms per disease subtype. Disease subtype as per investigator diagnosis at screening.
Non-active disease: no study relapses, no Gd+ lesions at baseline or during study, no new or enlarging T2 lesions during study. No Gd+ lesions at baseline: in addition to no relapses in 24 months prior to study entry (as required by inclusion criteria). Non-relapsing population: no on-study relapses, in addition to no relapses in 24 months prior to study entry (as required by inclusion criteria)

# Vidofludimus Calcium Reduces Gadolinium-Enhancing Lesions During Study Period

| Number of Patients with Gd+ Lesions | Overall CALLIPER Study Population | PPMS | a/naSPMS |
|---|---|---|---|
| Vidofludimus Calcium | 6.4% | 5.2% | 7.0% |
| Placebo | 10.8% | 12.0% | 10.2% |
| Relative Risk Ratio | 0.59 | 0.43 | 0.69 |
| **Relative Risk Reduction** | **41%** | **57%** | **31%** |

ITT = intent-to-treat analysis set; Gd+ = gadolinium-enhancing (in magnetic resonance imaging examinations); PPMS = primary progressive multiple sclerosis; SPMS = secondary progressive multiple sclerosis; a: active; na: non-active; N = total number of patients in the treatment group and analysis set; n = number of patients in the corresponding category and treatment group
Percentages for subcategories of Disease Type are calculated based on total number of patients in the corresponding disease type and treatment group. Disease subtypes are based on investigator diagnosis at screening visit.